Exhibit 99.1

Onyx Acquisition Co. I Announces Update on Potential Business Combination and Increased Sponsor Contribution

New York, NY, Jan. 18, 2023 -- Onyx Acquisition Co. I (Nasdaq: ONYXU, ONYX, ONYXW) (“Onyx” or the “Company”) announced today that it is in advanced discussions with Helios Investment Partners (“Helios”) about a potential business combination which would result in the creation of a new publicly listed energy transition infrastructure platform, Helios Energy Transition Infrastructure (“HETI”), focused on the development of natural gas and low-carbon energy infrastructure businesses and assets in Africa (the “Proposed Transaction”).

HETI currently owns and is developing a portfolio of strategic infrastructure assets and businesses delivering the energy transition in Africa. This portfolio spans the natural gas, LNG and power value chain comprising liquefaction, storage, regasification, pipeline infrastructure and power plants, supplying gas and power to over 200 industrial customers and utilities across Africa on a long-term contracted basis. The portfolio supports the displacement of expensive and polluting coal and liquid fuels with cleaner, more affordable natural gas in its target markets. In addition, HETI is developing a pipeline of low-carbon fuel (blue and green hydrogen) and renewable/low-carbon power projects which will utilize best-in-class partnerships and technology to take advantage of Africa’s renewable resource advantage and proximity to global end markets to support the global Net Zero ambition.

The Proposed Transaction is expected to be valued at an Enterprise Value of approximately $1 billion, and the Company is targeting a completion of the merger in the second half of 2023. There is no binding agreement with respect to the Proposed Transaction, and negotiations remain subject to significant contingencies, including the completion of due diligence, the negotiation and execution of a mutually acceptable definitive agreement, confirmation and documentation of fully committed financing, and requisite shareholder approvals. There can be no assurances that the Company will successfully negotiate a definitive agreement, or that the Proposed Transaction will be consummated.

If the proposal to amend Onyx’s Amended and Restated Memorandum and Articles of Association (the “Articles”) to extend the date by which it must consummate an initial business combination from February 5, 2023 to August 7, 2023 (the “Extension”, and such proposal, the “Extension Amendment Proposal”) is approved at the Company’s extraordinary general meeting at 9:30 a.m. Eastern Time on January 26, 2023 (the “Meeting”), and the Extension is implemented, the Company’s sponsor, Onyx Acquisition Sponsor Co. LLC, has agreed to contribute (the “Contribution”) into the Company’s trust account the lesser of (x) an aggregate of $120,000 or (y) $0.035 per share for each public share that is not redeemed at the Meeting for each monthly period (commencing on February 7, 2023 and ending on the 7th day of each subsequent month), or portion thereof, that is needed by the Company to complete the Proposed Transaction until August 7, 2023. Accordingly, the amount deposited per share will depend on the number of public shares that remain outstanding after redemptions in connection with the Extension and the length of the extension period that will be needed to complete the Proposed Transaction. For the avoidance of doubt, the maximum aggregate contributions to the trust account shall not exceed $720,000 based on six monthly Contributions. Each monthly contribution into the Company’s trust account shall take the form of a non-interest bearing, unsecured loan which will be repayable by the Company upon consummation of an initial business combination. If the Company does not consummate an initial business combination by August 7, 2023, the promissory note will be repaid only from funds held outside of the trust account or will be forfeited, eliminated or otherwise forgiven. The Contribution is conditioned on the approval of the Extension Amendment Proposal and the implementation of the Extension. The proceeds held in the trust account will continue to be invested in United States government treasury bills with a maturity of 185 days or less or in money market funds investing solely in U.S. Treasuries and meeting certain conditions under Rule 2a-7 under the Investment Company Act of 1940, as amended, as determined by the Company, until the earlier of: (i) the completion of its initial business combination and (ii) the distribution of the Trust Account.

Additionally, as previously announced, the holders of the Company’s outstanding Class B ordinary shares (the “founder shares”) expect to convert all these shares into Class A ordinary shares of the Company, in accordance with the terms of the Articles, prior to any redemption in connection with the Extension Amendment Proposal. For the avoidance of doubt, notwithstanding any conversion of the founder shares, the holders thereof will not be entitled to receive any monies held in the trust account as a result of their ownership of any Class A ordinary shares.

Shareholders as of November 23, 2022 (the “Record Date”) can vote, even if they have sold their shares since the Record Date. Shareholders who have not yet submitted their proxies or otherwise voted are encouraged to vote as soon as possible. If any such shareholders have questions or need assistance in connection with the Meeting, please contact the Company’s proxy solicitor, Morrow Sodali LLC, by calling (800) 662-5200, or banks and brokers can call collect at (203) 658-9400, or by emailing ONYX.info@investor.morrowsodali.com.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or the Company’s future financial or operating performance. Certain of these forward-looking statements can be identified by the use of words such as “believes,” “expects,” “intends,” “plans,” “estimates,” “assumes,” “may,” “should,” “will,” “would,” “seem,” “anticipates,” “seeks,” “future,” “predicts,” “potential” or “continue” or the negatives of these terms or variations of them or similar terminology, but the absence of these words does not mean that a statement is not forward-looking. Such statements may include, but are not limited to, statements regarding the Proposed Transaction, the date of the Meeting and the proposed Contribution. These statements are based on current expectations on the date of this press release and involve a number of risks and uncertainties that may cause actual results to differ significantly. Many actual events and circumstances are beyond the control of the Company and the other potential parties to the Proposed Transaction. These forward looking statements are subject to a number of risks and uncertainties, including: the Company’s ability to enter into definitive agreements or consummate a transaction with a target; the risk that the approval of the Company’s shareholders for the Proposed Transaction is not obtained; failure to realize the anticipated benefits of the Proposed Transaction, including as a result of a delay in consummating the Proposed Transaction; the amount of redemption requests made by the Company’s shareholders and the amount of funds remaining in the Trust Account after satisfaction of such requests; and those factors discussed in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors,” and other documents of the Company filed, or to be filed, with the SEC. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently does not know or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date hereof. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. The Company does not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information and Where to Find It

On December 8, 2022, the Company filed a definitive proxy statement with the Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for the Meeting. INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER DOCUMENTS THE COMPANY FILES WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders will be able to obtain free copies of the definitive proxy statement (including any amendments or supplements thereto) and other documents filed with the SEC through the web site maintained by the SEC at www.sec.gov or by directing a request to: Onyx Acquisition Co. I, 104 5th Avenue, New York, New York 10011.

Participants in the Solicitation

The Company and its respective directors and officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the Meeting. Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the definitive proxy statement described above. You may obtain free copies of these documents using the sources indicated above.

Contact

Benjamin Lerner
President
Onyx Acquisition Co. I
press@onyxacqu.com